UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

November 29, 2023 (November 27, 2023)

SL GREEN REALTY CORP.

SL GREEN OPERATING PARTNERSHIP, L.P.

(Exact Name of Registrant as Specified in Charter)

Maryland	1-13199	13-3956775
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Delaware	333-167793-02	13-3960398
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Vanderbilt Avenue New York, New York 10017 (Address of principal executive offices, including zip code)

(212) 594-2700

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Registrant	Trading Symbol	Title of Each Class	Name of Each Exchange on Which Registered
SL Green Realty Corp.	SLG	Common Stock, $0.01 par value	New York Stock Exchange
SL Green Realty Corp.	SLG.PRI	6.500% Series I Cumulative Redeemable Preferred Stock, $0.01 par value	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act  ☐

Item 4.01. Changes in Registrant’s Certifying Accountant

On November 27, 2023, the Audit Committee of the Board of Directors of SL Green Realty Corp. (the “Company”) approved the dismissal of Ernst & Young LLP (“EY”) as the independent registered public accounting firm of the Company and SL Green Operating Partnership, L.P. (“SLGOP”) following the completion of EY’s audits of the financial statements for each of the Company and SLGOP for the fiscal year ending December 31, 2023. On the same date, the Audit Committee approved the engagement of Deloitte & Touche LLP (“Deloitte”) as the Company’s and SLGOP’s independent registered public accounting firm for the Company and SLGOP commencing with their respective fiscal years beginning January 1, 2024.

The audits conducted by EY of the financial statements of the Company and SLGOP as of and for the years ended December 31, 2021 and 2022 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

During the fiscal years ended December 31, 2021 and 2022 and the subsequent interim periods through March 31, 2023, June 30, 2023 and September 30, 2023, there were no “disagreements,” as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions, among the Company, SLGOP and EY, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of EY, would have caused EY to make reference in connection with their opinion to the subject matter of the disagreement.

During the fiscal years ended December 31, 2021 and 2022 and the subsequent interim periods through March 31, 2023, June 30, 2023 and September 30, 2023, there were no “reportable events” as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

The Company and SLGOP provided EY with a copy of this Current Report on Form 8-K and requested that EY furnish the Company and SLGOP with a letter addressed to the U.S. Securities and Exchange Commission stating whether it agrees with the statements contained herein and, if not, stating the respects in which it does not agree. A copy of EY’s letter, dated November 29, 2023, is filed as Exhibit 16.1 to this Form 8-K.

During the fiscal years ended December 31, 2021 and 2022 and the subsequent interim periods through March 31, 2023, June 30, 2023 and September 30, 2023, the Company, SLGOP and anyone on their respective behalf, have not consulted Deloitte with respect to: (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s and SLGOP’s financial statements, and neither a written report was provided to the Company or SLGOP nor oral advice was provided to the Company or SLGOP that Deloitte concluded was an important factor considered by the Company or SLGOP in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a reportable event (as defined in Item 304(a)(1)(v) of Regulation S-K).

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

16.1 Letter of Ernst & Young LLP, dated November 29, 2023, to the Securities and Exchange Commission.

104 Cover page Interactive Data File. (Embedded within the Inline XBRL document.)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SL GREEN REALTY CORP.

By:	/s/ Matthew J. DiLiberto
Name:	Matthew J. DiLiberto
Title:	Chief Financial Officer

SL GREEN OPERATING PARTNERSHIP, L.P.

By: SL GREEN REALTY CORP., its general partner

By:	/s/ Matthew J. DiLiberto
Name:	Matthew J. DiLiberto
Title:	Chief Financial Officer

Date: November 29, 2023